Financial Instruments - Summary of Balanced View of Liquidity and Financial Indebtedness (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2021 INR (₨)	Mar. 31, 2021 USD ($)	Mar. 31, 2020 INR (₨)	Mar. 31, 2019 INR (₨)
Disclosure of maturity analysis for financial assets held for managing liquidity risk [abstract]
Cash and cash equivalents	₨ 169,793	$ 2,321	₨ 144,499	₨ 158,529
Investments	175,707		189,635
Loans, borrowings and bank overdrafts	(83,332)		(78,042)
Net cash position	₨ 262,168		₨ 256,092